Exhibit (b4-6)

                           FIFTEENTH AMENDMENT TO THE
                              CAPITOL BANCORP LTD.
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN

     The Capitol Bancorp Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective January 10, 2001 by adding the following participating employer at the end of the list contained:

    Name of                Type of               State of             Date of
   Employer                Entity              Organization        Participation
   --------                ------              ------------        -------------

Sunrise Capital        Holding Company          New Mexico           1/10/2001
  Corporation


                                        CAPITOL BANCORP LIMITED

Dated:     May 23, 2001                 By: /s/ Joseph D. Reid
      --------------------                  ------------------------------------
                                            Joseph D. Reid
                                            Chairman and CEO


                                        SUNRISE CAPITAL CORPORATION

Dated:     May 23, 2001                 By: /s/ William Hinz
      --------------------                  ------------------------------------
                                            William Hinz,
                                            Executive Vice President